Exhibit 99.1

  Raser Technologies, Inc. Appoints Mr. Dee J. Priano as Senior Vice President

PROVO, Utah--(BUSINESS WIRE)--Feb. 22, 2005--Raser Technologies, Inc. (OTCBB:RSTG - News) a technology licensing company that develops and licenses advanced electric motor, controller and related technologies today announced the appointment of Mr. Dee J. ("DJ") Priano as Senior Vice President. Mr. Priano, age 59, will assist company personnel with development of market segments in which the company's Symetron(TM) advanced motor technologies will be licensed. He has had extensive experience in senior executive positions during his employment for Kennecott Corporation, a world class mining, concentrating, smelting and refining company.

During his 30 year career with Kennecott, Mr. Priano had full financial and operations reporting responsibility for various Kennecott properties including Utah Copper, Kennecott's largest operation. In 1997 Mr. Priano joined Headwaters, Incorporated (Nasdaq: HDWR - News) where he was responsible for establishing key business relationships and negotiating licensing and supply agreements. He also assisted with plant start-up and early stage project development until his retirement from Headwaters in the year 2000.

"We are extremely pleased that DJ will be joining our management team here at Raser. He has proven to be a valuable asset in the projects he has previously been associated with, and I am confident he will contribute significantly to our efforts of commercializing and licensing our technologies," stated Brent M. Cook, CEO of Raser Technologies, Inc.

About Raser Technologies

Formed in 2003, Raser Technologies believes that its approved and pending patents and proprietary intellectual property cover breakthrough technologies. Raser's Symetron(TM) technologies more efficiently harness's electrical energy in electric motors, controllers, alternator and generator technologies. Application of Symetron(TM) generally requires simple changes to existing products, but yields significant increases in power, performance and efficiency without the use of exotic materials. Further information on Raser Technologies, Inc. may be found at: www.rasertech.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the following: the Company's intentions with respect to the development of its intellectual property portfolio, the Company's beliefs with respect to the benefits of its technologies, and the prospects for benefits to the government and commercial application of the technology. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, without limitation, our limited operating history and history of losses, our inability to successfully license our technology, our inability to successfully obtain further research and development funding opportunities from military and government programs, our inability to raise capital on terms acceptable to us, our inability to achieve commercial acceptance of our technology, our inability to compete effectively in the marketplace, our inability to improve or implement effective systems, procedures and controls, the strength of our patents and other intellectual property and those of our competitors, our inability to protect our intellectual property, our inability to attract, train and retain key personnel, and such other risks as identified in our annual report on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.


Contact:

Raser Technologies, Inc.
William Dwyer, 801-765-1200
investorrelations@rasertech.com
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www.rasertech.com
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or
Investors Stock Daily, Inc.
Jody Janson, 585-232-5440
jody@istockdaily.com
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www.istockdaily.com
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